Exhibit 99.1

NGP Capital Resources Company (NASDAQ: NGPC) NGPC Growth Capital for the Energy Industry an affiliate of NGP ENERGY CAPITAL MANAGEMENT EnerCom - The Oil & Gas Conference 2011

Forward Looking Statements This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law. Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results. NGPC NGP Capital Resources Company Page 2 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Agenda Company Overview Investment Criteria Portfolio Highlights Partnering with NGPC NGPC NGP Capital Resources Company Page 3 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Company Overview Description and Brief History Publicly-traded business development company specializing in debt and equity investments in the energy industry Established in November 2004 as an affiliate of NGP Energy Capital Management, a $9.5 billion energy and natural resources focused investment franchise Raised $244 million of permanent capital in 2004 via an IPO and completed a $61 million follow-on offering in 2008 (1) Invested approximately $800 million in 32 different companies since inception Paid out approximately $122 million to investors in the form of dividends since inception Aggressively seeking opportunities to deploy approximately $140 million of capital Corporate Profile Inception: 2004 Ticker Symbol: NASDAQ: NGPC Headquarters: Houston, Texas Investment Professionals: 8 Engineering Staff: 2 Investment Profile Type of Investment: Sectors and Industries: Geographical Focus: Transaction Size: Target Investment Size: Debt / Equity Upstream oil and gas Midstream oil and gas Coal mining and services Oilfield services Power North America $5-$100 million $15-$45 million (1) Net proceeds after costs. NGPC NGP Capital Resources Company Page 4 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Company Overview Governance Structure Investment Committee Officers & Employees Ken Hersh (NGP ECM) Billy Quinn (NGP ECM) Dick Covington (NGP ECM) Steve Gardner Kelly Plato Steve Gardner Kelly Plato Scott Biar 14 Employees NGP Investment Adviser, LP Board of Directors Ken Hersh (NGP ECM) David Albin (NGP ECM) Edward Blessing (Ind.) Lon Kile (Ind.) Jim Latimer (Ind.) NGPC Officers Steve Gardner President and CEO Kelly Plato Chief Investment Officer Scott Biar Chief Financial Officer NGPC NGP Capital Resources Company Page 5 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Company Overview Investment Thesis The energy industry requires constant investment to maintain and grow capacity Equity 30%+ NGPC offers investors the opportunity to participate in this sector via a liquid investment with an efficient tax structure that provides yield and total return Risk Reward Spectrum 20% 15% 10% 5% Mezzanine Sr. Sub Loans Senior Loans Risk NGPC NGPC NGP Capital Resources Company Page 6 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Agenda Company Overview Investment Criteria Portfolio Highlights Partnering with NGPC NGPC NGP Capital Resources Company Page 7 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Investment Criteria Key Metrics and Business Characteristics Structure: Debt and/or equity (equity in conjunction with debt) - Often a loan with equity kickers; high single-digit to low-teens coupon rate Target Market: Small to mid-sized private and public energy companies with a market capitalization of less than $250 million - Will opportunistically invest in the high yield market and consider public company project finance opportunities Target Returns: 10% - 25% Primary Sectors and Industries: - Oil and gas production and development (limited exploration or technology risk) - Midstream - pipelines, storage, gathering / processing systems - Coal mining and services - Oilfield services - Power generation NGPC NGP Capital Resources Company Page 8 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Investment Criteria Key Metrics and Business Characteristics (cont.) Geography: North American focus / U.S. based headquarters - Company can have international assets / operations Transaction Size: $5-$100 million Target Size: $10-$45 million Investment Management Team: - Proven energy track record - Regional, asset, and/or technical expertise - Engineering orientation and development - Control of operations Business Characteristics: - Focus on asset coverage and cash flow Exit Strategy: Realistic and feasible NGPC NGP Capital Resources Company Page 9 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Investment Criteria Customized Financing Solutions Senior Debt 2nd Lien Debt Subordinated Debt 1st Lien Stretch Sr. / Sub. Combined Project Finance Convertible Debt Mezzanine Capital (1) Includes overriding royalty interests, warrants, and similar securities. Preferred Equity Convertible Preferred Common Equit Common Equity Equity Kickers (1) Project Equity NGPC NGP Capital Resources Company Page 10 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Investment Criteria Capital for a Broad Range of Purposes Our financings enable companies to develop their assets, accelerate their growth, and position themselves for other capital markets activities NGPC NGP Capital Resources Company Page 11 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Agenda Company Overview Investment Criteria Portfolio Highlights Partnering with NGPC NGPC NGP Capital Resources Company Page 12 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Portfolio Highlights Sector Diversification and Flexible Structure Weighted average yield on targeted investments (exclusive of capital gains) is approximately 9.1% (1) Sector Breakdown (2)(3) Structure Breakdown (2)(3) (1) As of 6/30/11. (2) As of 8/11. (3) Sector breakdown is based on amount outstanding and structure breakdown is based on fair value of securities. (4) Includes overriding royalty interests, warrants, and similar securities. NGPC NGP Capital Resources Company Page 13 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Agenda Company Overview Investment Criteria Portfolio Highlights Partnering with NGPC NGPC NGP Capital Resources Company Page 14 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Partnering with NGPC Why Partner with NGPC? Actively seeking to deploy $140 million of permanent and established capital Long-term capital partner Depth of energy, engineering, and financial experience and expertise Customized financing solutions - "One-Stop Shop" Pricing and structure tailored to the risk assumed Management assistance Speed of commitment and closing Underwriting capability Ability to leverage resources from NGP Energy Capital Management NGPC NGP Capital Resources Company Page 15 an affiliate of NGP ENERGY CAPITAL MANAGEMENT

Partnering with NGPC Investment Team Contact Information Steve Chief Executive Office: (713) 425-7723 Gardner Email: SGardner@ngpcrc.com Officer and President R. Kelly Chief Investment Office: (713) 425-7742 Plato Email: KPlato@ngpcrc.com Officer Director Dan Schockling Office: (713) 425-7726 NGP Capital Resources Company Email: DSchockling@ngpcrc.com Director Hans Hubbard Office: (713) 425-7725 1221 McKinney Street, Suite 2975 Email: HHubbard@ngpcrc.com Houston, Texas 77010 Office: Chris Ryals Office: (713) 425-7746 (713) 752-0062 Director Email: CRyals@ngpcrc.com Fax: (713) 752-0063 Aaron Killian Office: (713) 425-7758 Associate Email: AKillian@ngpcrc.com www.ngpcrc.com Associate John Horstman Office: (713) 425-7735 Please send investment proposals to Dan Email: JHorstman@ngpcrc.com Schockling, Hans Hubbard, or Chris Ryals Bob Carter Office: (713) 425-7744 Analyst Email: BCarter@ngpcrc.com NGPC NGP Capital Resources Company Page 16 an affiliate of NGP ENERGY CAPITAL MANAGEMENT